Exhibit 99.2

CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bank of Granite Corporation (the “Company”) on Form 10-Q for the periods ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kirby A. Tyndall, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date: November 12, 2002	/s/ Kirby A. Tyndall Kirby A. Tyndall Senior Vice President and Chief Financial Officer and Principal Accounting Officer

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